UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-23615
Perpetual Americas Funds Trust
(Exact name of registrant as specified in charter)

1 Congress Street, Suite 3101
Boston, Massachusetts 02114
(Address of principal executive offices) (Zip code)

Andrew Jolin
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
(Name and address of agent for service)
Registrant's telephone number, including area code:
(617) 933-0716
Date of fiscal year end:
June 30
Date of reporting period:
June 30, 2024
Item 1. Reports to Stockholders.
(a) The Report to Shareholders are included herewith.

Trillium ESG Global Equity Fund
Institutional Shares/PORIX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Trillium ESG Global Equity Fund (“Fund”) for the period of October 1, 2023 to June 30, 2024. You can find additional information about the Fund at connect.rightprospectus.com/Trillium/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Trillium ESG Global Equity Fund (Institutional Shares/PORIX)	$106	1.00%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended June 30, 2024, Trillium ESG Global Equity Fund (Institutional Shares/PORIX) returned 11.72%, net of fees. The Fund underperformed its benchmark, the MSCI ACWI Index, which returned 19.37%, as well as the overall equity market. This underperformance was largely driven by our selection in the Financials sector and our allocation and selection in Consumer Staples. Our historical and long-standing avoidance of the Energy sector contributed to active performance.
TOP PERFORMANCE CONTRIBUTORS
Nvidia Corporation | During the reporting period, NVDA continued to show strength in overall financial metrics related to very strong demand for the company's leading edge AI semiconductor chips. Earnings estimates continued to move higher for the company as pricing power continues to support gross margins and revenue growth.
Taiwan Semiconductor Manufacturing | Taiwan Semiconductor was a top performer during the year ended June 30, 2024 as demand for the company's manufacturing services remains robust as a key partner to leading semiconductor companies including Nvidia. The sell through of AI chips by key customers was a driving factor in recent outperformance. The outlook of the company remains positive with improving margins and excellent visibility into year-end.
TOP PERFORMANCE DETRACTORS
IPG Photonics Corporation  | The industrial fiber laser company unperformed during the reporting period as near-term price competition from Chinese competitors and macroeconomic headwinds have caused declines in revenue. Yet, the company’s welding segment, particularly vehicle welding applications, remained a source of stability.
Kering | The luxury goods conglomerate faced challenges during the year ended June 30, 2024 in extracting maximum value from its brands, most notably Gucci. The company struggled to optimize revenue and profitability during the period.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Institutional Shares. It assumes a $100,000 initial investment at the beginning of the first fiscal year.
GROWTH OF $100,000
Average Annual Total Returns	1 year	5 year	10 year
Trillium ESG Global Equity Fund (Institutional Shares/PORIX)	11.72%	10.61%	9.18%
MSCI ACWI	19.37%	10.76%	8.43%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.trilliuminvest.com/mutual-funds/trillium-esg-global-equity-fund for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$959,065,191
Total number of portfolio holdings	96
Total advisory fees paid	$7,674,673
Portfolio turnover rate as of the end of the reporting period	27.31%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.
TOP TEN HOLDINGS

Microsoft Corp.	5.8%
NVIDIA Corp.	5.4%
Alphabet, Inc. - Class A	4.7%
Apple, Inc.	2.9%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	2.5%
Novo Nordisk A/S - Class B	2.0%
Visa, Inc. - Class A	2.0%
TJX Cos. (The), Inc.	1.6%
Unilever PLC	1.6%
Target Corp.	1.5%
Sector Allocation
GEOGRAPHICAL ALLOCATION
Material Fund Changes
The Trillium ESG Global Equity Fund reorganized into a newly established series of Perpetual Americas Funds Trust effective October 30, 2023 (the “Reorganization”).  Following the Reorganization, the Fund assumed the financial and performance history of its predecessor fund, the Trillium ESG Global Equity Fund, a series of Professionally Managed Portfolios.
In connection with the Reorganization, Perpetual Americas Funds Services1 became the Fund's investment adviser and Trillium Asset Management, LLC (“Trillium”) became the Fund's sub-adviser. In addition, Perpetual Americas Funds Services contractually agreed to limit fund operating expense to 0.99% of average daily net assets through February 1, 2025.
This is a summary of certain changes to the Fund since June 30, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by October 28, 2024 at connect.rightprospectus.com/Trillium/ or upon request at 866-260-9549 (toll free) or 312-557-5913.
1 The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.
Changes in and Disagreements with Accountants
Starting October 30, 2023, in connection with the Reorganization noted above, PricewaterhouseCoopers LLP (“PWC”) became the independent registered public accounting firm of the Fund and replaced Tait, Weller & Baker LLP as the predecessor fund's accounting firm. PWC serves as the accounting firm for all funds in the Perpetual Americas Funds Trust.
There were no disagreements with the former accounting firm during the Fund's fiscal years ended June 30, 2022 and June 30, 2023, or for the period from July 1, 2023 through October 27, 2023.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/Trillium/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/Trillium/.
Distributed by Perpetual Americas Funds Distributors, LLC.

Trillium ESG Global Equity Fund
Investor Shares/PORTX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Trillium ESG Global Equity Fund (“Fund”) for the period of October 1, 2023 to June 30, 2024. You can find additional information about the Fund at connect.rightprospectus.com/Trillium/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Trillium ESG Global Equity Fund (Investor Shares/PORTX)	$131	1.24%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended June 30, 2024, Trillium ESG Global Equity Fund (Investor Shares/PORTX) returned 11.45%, net of fees. The Fund underperformed its benchmark, the MSCI ACWI Index, which returned 19.37%, as well as the overall equity market. This underperformance was largely driven by our selection in the Financials sector and our allocation and selection in Consumer Staples. Our historical and long-standing avoidance of the Energy sector contributed to active performance.
TOP PERFORMANCE CONTRIBUTORS
Nvidia Corporation  | During the reporting period, NVDA continued to show strength in overall financial metrics related to very strong demand for the company's leading edge AI semiconductor chips. Earnings estimates continued to move higher for the company as pricing power continues to support gross margins and revenue growth.
Taiwan Semiconductor Manufacturing | Taiwan Semiconductor was a top performer during the year ended June 30, 2024 as demand for the company's manufacturing services remains robust as a key partner to leading semiconductor companies including Nvidia. The sell through of AI chips by key customers was a driving factor in recent outperformance. The outlook of the company remains positive with improving margins and excellent visibility into year-end.
TOP PERFORMANCE DETRACTORS
IPG Photonics Corporation  | The industrial fiber laser company unperformed during the reporting period as near-term price competition from Chinese competitors and macroeconomic headwinds have caused declines in revenue. Yet, the company’s welding segment, particularly vehicle welding applications, remained a source of stability.
Kering | The luxury goods conglomerate faced challenges during the year ended June 30, 2024 in extracting maximum value from its brands, most notably Gucci. The company struggled to optimize revenue and profitability during the period.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Investor Shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
Trillium ESG Global Equity Fund (Investor Shares/PORTX)	11.45%	10.31%	8.88%
MSCI ACWI	19.37%	10.76%	8.43%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.trilliuminvest.com/mutual-funds/trillium-esg-global-equity-fund for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$959,065,191
Total number of portfolio holdings	96
Total advisory fees paid	$7,674,673
Portfolio turnover rate as of the end of the reporting period	27.31%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.
TOP TEN HOLDINGS

Microsoft Corp.	5.8%
NVIDIA Corp.	5.4%
Alphabet, Inc. - Class A	4.7%
Apple, Inc.	2.9%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	2.5%
Novo Nordisk A/S - Class B	2.0%
Visa, Inc. - Class A	2.0%
TJX Cos. (The), Inc.	1.6%
Unilever PLC	1.6%
Target Corp.	1.5%
Sector Allocation
GEOGRAPHICAL ALLOCATION
Material Fund Changes
The Trillium ESG Global Equity Fund reorganized into a newly established series of Perpetual Americas Funds Trust effective October 30, 2023 (the “Reorganization”).  Following the Reorganization, the Fund assumed the financial and performance history of its predecessor fund, the Trillium ESG Global Equity Fund, a series of Professionally Managed Portfolios.
In connection with the Reorganization, Perpetual Americas Funds Services1 became the Fund's investment adviser and Trillium Asset Management, LLC (“Trillium”) became the Fund's sub-adviser. In addition, Perpetual Americas Funds Services contractually agreed to limit fund operating expense to 1.24% of average daily net assets through February 1, 2025.
This is a summary of certain changes to the Fund since June 30, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by October 28, 2024 at connect.rightprospectus.com/Trillium/ or upon request at 866-260-9549 (toll free) or 312-557-5913.
1 The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.
Changes in and Disagreements with Accountants
Starting October 30, 2023, in connection with the Reorganization noted above, PricewaterhouseCoopers LLP (“PWC”) became the independent registered public accounting firm of the Fund and replaced Tait, Weller & Baker LLP as the predecessor fund's accounting firm. PWC serves as the accounting firm for all funds in the Perpetual Americas Funds Trust.
There were no disagreements with the former accounting firm during the Fund's fiscal years ended June 30, 2022 and June 30, 2023, or for the period from July 1, 2023 through October 27, 2023.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/Trillium/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/Trillium/.
Distributed by Perpetual Americas Funds Distributors, LLC.

Trillium ESG Small/Mid Cap Fund
Institutional Shares/TSMDX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Trillium ESG Small/Mid Cap Fund (“Fund”) for the period of October 1, 2023 to June 30, 2024. You can find additional information about the Fund at connect.rightprospectus.com/Trillium/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Trillium ESG Small/Mid Cap Fund (Institutional Shares/TSMDX)	$100	0.98%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended June 30, 2024, Trillium ESG Small/Mid Cap Fund (Institutional Shares/TSMDX) returned 3.14%, net of fees. The Fund underperformed its performance benchmark, the Russell 2500® Index, which returned 10.47%, as well as the overall equity market. Underperformance was largely driven by our selection in the Information Technology and Health Care sectors. Our selection in Consumer Discretionary and Communication Services contributed to performance. Allocation effects were moderately detractive from active performance with contributions from Communication Services and Health Care that were not enough to offset detractions from the Fund’s intentional lack of exposure to the Energy sector and underweight to the Financials sector.
TOP PERFORMANCE CONTRIBUTORS
Deckers Outdoor Corporation | The apparel company had impressive performance during the 12-month period ended June 30, 2024 largely due to its brand power, expansion, and strategic diversification efforts. Despite its strength, we expect that Deckers will need to address certain operational challenges in global supply chains and labor shortages in order to maintain its growth profile.
Cyberark Software | The cybersecurity company demonstrated strong earnings results during the period and their identity security platform has gained momentum among existing and new customers. Management’s steady execution and competitive platform positioning has fueled its recent success.
TOP PERFORMANCE DETRACTORS
Omnicell, Inc | The company faced financial headwinds including revenue declines during the 12-month period ended June 30, 2024 and lowered its near-term outlook as demand for its medical management and pharmacy automation equipment continues to be weak despite a differentiated suite of solutions.
SolarEdge Technologies | The energy technology company faced revenue declines, cost challenges, and competitive pressures during the period as demand across the solar market decreased. We believe the company’s recent management changes and recent re-capitalization supports future growth opportunities through product innovation.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the completed fiscal years of the Institutional Shares since its inception on August 31, 2015. It assumes a $100,000 initial investment at inception.
GROWTH OF $100,000
Average Annual Total Returns	1 year	5 year	Since Inception
Trillium ESG Small/Mid Cap Fund (Institutional Shares/TSMDX)	3.14%	6.72%	7.28%
Russell 2500® Index	10.47%	8.31%	9.15%
Russell 3000® Index	23.13%	14.14%	13.54%
S&P 1000® Total Return Index	12.08%	9.61%	10.03%
Performance data quoted represents past performance; past performance does not guarantee future results.
Visit https://www.trilliuminvest.com/mutual-funds/trillium-esg-small-mid-cap-fund for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
During the year ended June 30, 2024, the Fund made various changes to its benchmark indices including the addition of the Russel 3000® Index, a broad-based performance index that meets new regulatory requirements and includes market segments in which the Fund does not primarily invest. The Fund also replaced the S&P 1000® Total Return Index with the Russell 2500® Index, which is the benchmark the Fund uses for comparison to how the Fund is managed. Perpetual Americas Funds Services and Trillium believe that the Russell 2500® Index reflects the Fund's investment portfolio of small- and mid-sized companies and is more widely used in the marketplace, as well as more familiar to investors, than the S&P 1000® Total Return Index.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$40,220,306
Total number of portfolio holdings	71
Total advisory fees paid	$239,549
Portfolio turnover rate as of the end of the reporting period	31.34%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, excluding short-term investments, represented as a percentage of the total net assets of the Fund.
TOP TEN HOLDINGS

BJ's Wholesale Club Holdings, Inc.	2.8%
CyberArk Software Ltd.	2.7%
LPL Financial Holdings, Inc.	2.4%
Burlington Stores, Inc.	2.4%
Merit Medical Systems, Inc.	2.3%
Jones Lang LaSalle, Inc.	2.2%
East West Bancorp, Inc.	2.2%
MYR Group, Inc.	2.1%
Tetra Tech, Inc.	2.1%
New York Times (The) Co. - Class A	2.0%
Sector Allocation
Material Fund Changes
The Trillium ESG Small/Mid Cap Fund reorganized into a newly established series of Perpetual Americas Funds Trust effective October 30, 2023 (the “Reorganization”).  Following the Reorganization, the Fund assumed the financial and performance history of its predecessor fund, the Trillium ESG Small/Mid Cap Fund, a series of Professionally Managed Portfolios.
In connection with the Reorganization, Perpetual Americas Funds Services1 became the Fund's investment adviser and Trillium Asset Management, LLC (“Trillium”) became the Fund's sub-adviser. In addition, Perpetual Americas Funds Services contractually agreed to limit fund operating expense to 0.97% of average daily net assets through February 1, 2025.
This is a summary of certain changes to the Fund since June 30, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by October 28, 2024 at connect.rightprospectus.com/Trillium/ or upon request at 866-260-9549 (toll free) or 312-557-5913.
1 The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.
Changes in and Disagreements with Accountants
Starting October 30, 2023, in connection with the Reorganization noted above, PricewaterhouseCoopers LLP (“PWC”) became the independent registered public accounting firm of the Fund and replaced Tait, Weller & Baker LLP as the predecessor fund's accounting firm. PWC serves as the accounting firm for all funds in the Perpetual Americas Funds Trust.
There were no disagreements with the former accounting firm during the Fund's fiscal years ended June 30, 2022 and June 30, 2023, or for the period from July 1, 2023 through October 27, 2023.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at connect.rightprospectus.com/Trillium/. You can also request this information by contacting us at 866-260-9549 (toll free) or 312-557-5913.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 866-260-9549 (toll free) or 312-557-5913 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at connect.rightprospectus.com/Trillium/.
Distributed by Perpetual Americas Funds Distributors, LLC.

(b) Not Applicable.

Item 2. Code of Ethics.

As of June 30, 2024, the registrant had adopted a "code of ethics" (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant's principal executive officer and principal financial officer. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined the registrant has at least one "audit committee financial expert" (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The "audit committee financial expert" is Joseph P. Gennaco, who is "independent" for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2024: $66,880

2023: $45,400

The fees paid to PricewaterhouseCoopers LLP for 2024 and Tait, Weller & Baker LLP for 2023 relate to the audits of the registrant's annual financial statements and letters for filings of the registrant's Form N-CEN and N-1A.

(b) Audit Related Fees

2024: $0

2023: $0

(c) Tax Fees

2024: $20,240

2023: $5,800

The fees to PricewaterhouseCoopers LLP for 2024 and Tait, Weller & Baker LLP for 2023 relate to the preparation of the registrant's tax returns, review of annual distributions, and additional tax provision support fees.

(d) All Other Fees

2024: $0

2023: $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) 2024: 0.00%

2023: 0.00%

(f) Not applicable.

(g) 2024: $95,240

2023: $5,800

(h) The Audit Committee considered the non-audit services rendered to the registrant's investment adviser and believes the services are compatible with the principal accountant's independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included in the Financial Statements filed under Item 7 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) - (b) The Financial Statements and Financial Highlights are included herewith.

TRILLIUM ESG GLOBAL EQUITY FUND TRILLIUM ESG SMALL/MID CAP FUND

ANNUAL REPORT

For The Year Ended

June 30, 2024

TRILLIUM MUTUAL FUNDS

TABLE OF CONTENTS

June 30, 2024

TRILLIUM MUTUAL FUNDS

TRILLIUM ESG GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.3%
Apparel & Textile Products	0.0%(a)
NIKE, Inc. - Class B		55	$4,145
Asset Management	0.8%
LPL Financial Holdings, Inc.		25,984	7,257,331
Automotive	2.0%
Aptiv PLC(b)		56,565	3,983,307
Cie Generale des Etablissements Michelin S.C.A.		218,463	8,443,838
Denso Corp.		460,400	7,186,402
			19,613,547
Banking	6.7%
Bank Rakyat Indonesia Persero Tbk PT		15,410,759	4,321,123
Credicorp Ltd.		33,707	5,437,950
DNB Bank ASA		357,002	7,004,694
Grupo Financiero Banorte S.A.B. de C.V., Series O		687,365	5,356,150
Hang Seng Bank Ltd.		418,340	5,378,326
HDFC Bank Ltd. - ADR		126,048	8,108,668
KBC Group N.V.		141,918	9,999,893
PNC Financial Services Group (The), Inc.		66,519	10,342,374
Sumitomo Mitsui Trust Holdings, Inc.		373,249	8,577,708
			64,526,886
Biotechnology & Pharmaceuticals	7.0%
AstraZeneca PLC		53,440	8,317,031
CSL Ltd.		39,552	7,756,040
Gilead Sciences, Inc.		121,029	8,303,800
Merck & Co., Inc.		105,736	13,090,117
Novo Nordisk A/S - Class B		134,518	19,247,490
Roche Holding A.G. (Genusschein)		36,337	10,067,487
			66,781,965
Chemicals	2.4%
Air Liquide S.A.		49,746	8,585,602
Croda International PLC		84,771	4,217,279
Ecolab, Inc.		44,890	10,683,820
			23,486,701
Commercial Support Services	3.3%
Brambles Ltd.		723,545	6,982,160
Compass Group PLC		275,441	7,503,932
Recruit Holdings Co. Ltd.		109,574	5,895,867
Waste Management, Inc.		51,389	10,963,329
			31,345,288
Construction Materials	0.6%
Sika A.G. - REG		20,557	5,868,196

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

TRILLIUM ESG GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

	Percentage of Net Assets	Shares	Value
Containers & Packaging	1.2%
Ball Corp.		138,622	$8,320,092
Klabin S.A.		948,094	3,636,274
			11,956,366
E-Commerce Discretionary	1.0%
MercadoLibre, Inc.(b)		5,594	9,193,180
Electric Utilities	0.7%
Terna - Rete Elettrica Nazionale		857,733	6,611,946
Electrical Equipment	2.5%
Assa Abloy AB - Class B		252,416	7,148,559
Rockwell Automation, Inc.		26,147	7,197,746
Trane Technologies PLC		28,035	9,221,553
			23,567,858
Engineering & Construction	0.9%
Quanta Services, Inc.		34,695	8,815,653
Entertainment Content	0.9%
Walt Disney (The) Co.		89,048	8,841,576
Food	2.7%
Kerry Group PLC - Class A		66,190	5,363,982
McCormick & Co., Inc. (Non Voting)		86,501	6,136,381
Nestle S.A. - REG		136,985	13,982,646
			25,483,009
Gas & Water Utilities	0.9%
American Water Works Co., Inc.		68,495	8,846,814
Health Care Facilities & Services	0.9%
CVS Health Corp.		138,377	8,172,546
Home Construction	0.9%
Daiwa House Industry Co. Ltd.		322,599	8,213,332
Household Products	3.2%
Kao Corp.		117,283	4,748,434
L'Oreal S.A.		23,679	10,422,680
Unilever PLC		277,414	15,217,892
			30,389,006
Industrial Intermediate Products	1.2%
Prysmian S.p.A.		190,999	11,791,703
Industrial Support Services	0.9%
Ferguson PLC		44,974	8,625,426
Institutional Financial Services	1.9%
Bank of New York Mellon (The) Corp.		176,527	10,572,202
Intercontinental Exchange, Inc.		59,445	8,137,426
			18,709,628
Insurance	3.1%
AIA Group Ltd.		885,433	5,990,618
Allianz S.E. - REG		33,790	9,384,526

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

TRILLIUM ESG GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

	Percentage of Net Assets	Shares	Value
Aviva PLC		935,677	$5,635,870
Travelers (The) Cos., Inc.		44,811	9,111,869
			30,122,883
Internet Media & Services	4.7%
Alphabet, Inc. - Class A		246,659	44,928,937
IT Services	1.1%
Accenture PLC - Class A		35,516	10,775,910
Leisure Facilities & Services	2.1%
Chipotle Mexican Grill, Inc.(b)		102,780	6,439,167
Marriott International, Inc. - Class A		34,695	8,388,210
Starbucks Corp.		70,378	5,478,928
			20,306,305
Machinery	1.7%
Atlas Copco AB - Class A		451,398	8,475,565
Kurita Water Industries Ltd.		178,473	7,583,672
			16,059,237
Medical Equipment & Devices	3.4%
Cochlear Ltd.		29,435	6,497,482
Edwards Lifesciences Corp.(b)		104,503	9,652,942
Hoya Corp.		57,500	6,724,013
Thermo Fisher Scientific, Inc.		18,011	9,960,083
			32,834,520
Real Estate Investment Trusts	1.4%
American Tower Corp.		34,125	6,633,217
Prologis, Inc.		60,428	6,786,669
			13,419,886
Real Estate Services	1.0%
Jones Lang LaSalle, Inc.(b)		44,477	9,130,239
Renewable Energy	0.6%
First Solar, Inc.(b)		26,889	6,062,394
Retail - Consumer Staples	2.2%
Jeronimo Martins SGPS S.A.		341,296	6,670,281
Target Corp.		97,923	14,496,521
			21,166,802
Retail - Discretionary	4.3%
Industria de Diseno Textil S.A.		158,437	7,862,179
Lululemon Athletica, Inc.(b)		28,775	8,595,093
TJX Cos. (The), Inc.		140,842	15,506,704
Tractor Supply Co.		34,862	9,412,740
			41,376,716
Semiconductors	10.7%
Applied Materials, Inc.		43,907	10,361,613
Infineon Technologies A.G.		246,256	9,037,669
Intel Corp.		246,988	7,649,218

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

TRILLIUM ESG GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

	Percentage of Net Assets	Shares	Value
NVIDIA Corp.		420,970	$52,006,634
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		135,422	23,537,698
			102,592,832
Software	10.3%
Adobe, Inc.(b)		19,894	11,051,913
Dassault Systemes S.E.		237,619	8,934,707
Microsoft Corp.		124,072	55,453,980
Palo Alto Networks, Inc.(b)		19,737	6,691,040
SAP S.E.		41,523	8,340,957
ServiceNow, Inc.(b)		10,362	8,151,475
			98,624,072
Specialty Finance	2.0%
Visa, Inc. - Class A		72,270	18,968,707
Technology Hardware	3.4%
Apple, Inc.		134,675	28,365,249
Cisco Systems, Inc.		95,291	4,527,275
			32,892,524
Telecommunications	0.6%
Verizon Communications, Inc.		134,926	5,564,348
Transportation & Logistics	2.1%
Canadian Pacific Kansas City Ltd.		89,293	7,032,219
Kuehne + Nagel International A.G. - REG		18,336	5,276,774
United Parcel Service, Inc. - Class B		59,445	8,135,048
			20,444,041
TOTAL COMMON STOCKS (Cost $618,337,696)			933,372,455
PREFERRED STOCKS	0.8%
Banking	0.8%
Itau Unibanco Holding S.A. - ADR, 3.85%(c)		1,228,536	7,174,650
Containers & Packaging	0.0%(a)
Klabin S.A., 1.27%(c)		1	1
PREFERRED STOCKS (Cost $6,756,382)			7,174,651
SHORT-TERM INVESTMENTS	0.7%
Northern Institutional Treasury Portfolio (Premier Class), 5.15%(d)		6,864,965	6,864,965
TOTAL SHORT-TERM INVESTMENTS (Cost $6,864,965)			6,864,965
TOTAL INVESTMENTS (Cost $631,959,043)	98.8%		947,412,071
NET OTHER ASSETS (LIABILITIES)	1.2%		11,653,120
NET ASSETS	100.0%		$959,065,191

(a)Amount rounds to less than 0.05%.
(b)Non-income producing security.
(c)Current yield is disclosed. Dividends are calculated based on a percentage of issuer's net income.
(d)7-day current yield as of June 30, 2024 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
REG – Registered

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

TRILLIUM ESG GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

At June 30, 2024 the Fund’s investments were concentrated in the following countries:

Country Allocation (Unaudited)	Percentage of Net Assets
United States	56.2%
Japan	5.1
United Kingdom	4.3
France	3.8
Switzerland	3.7
Germany	2.8
Ireland	2.7
Taiwan	2.5
Australia	2.2
Denmark	2.0
Italy	1.9
Sweden	1.6
Jersey	1.3
Hong Kong	1.2
Brazil	1.2
Belgium	1.0
India	0.8
Spain	0.8
Canada	0.7
Norway	0.7
Portugal	0.7
Peru	0.6
Mexico	0.6
Indonesia	0.4
Total	98.8%

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

TRILLIUM ESG SMALL/MID CAP FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.9%
Aerospace & Defense	1.4%
Hexcel Corp.		9,091	$567,733
Apparel & Textile Products	2.5%
Deckers Outdoor Corp.(a)		695	672,725
Levi Strauss & Co. - Class A		17,062	328,956
			1,001,681
Asset Management	3.9%
LPL Financial Holdings, Inc.		3,503	978,388
Stifel Financial Corp.		6,933	583,412
			1,561,800
Banking	5.7%
Columbia Banking System, Inc.		17,852	355,076
East West Bancorp, Inc.		11,870	869,240
Live Oak Bancshares, Inc.		11,212	393,093
Webster Financial Corp.		15,146	660,214
			2,277,623
Chemicals	4.4%
Avery Dennison Corp.		2,370	518,200
Ingevity Corp.(a)		6,684	292,158
Rogers Corp.(a)		3,481	419,843
Sensient Technologies Corp.		7,430	551,232
			1,781,433
Commercial Support Services	0.6%
AMN Healthcare Services, Inc.(a)		4,373	224,029
Construction Materials	1.4%
Trex Co., Inc.(a)		7,672	568,649
Consumer Services	1.8%
Bright Horizons Family Solutions, Inc.(a)		6,450	710,016
Containers & Packaging	2.4%
AptarGroup, Inc.		4,066	572,533
Ball Corp.		6,341	380,587
			953,120
E-Commerce Discretionary	1.1%
Etsy, Inc.(a)		7,599	448,189
Electric Utilities	1.2%
Ormat Technologies, Inc.		6,955	498,673
Electrical Equipment	3.4%
Allegion PLC		3,072	362,957
nVent Electric PLC		4,944	378,760
Trimble, Inc.(a)		10,956	612,659
			1,354,376

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

TRILLIUM ESG SMALL/MID CAP FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

	Percentage of Net Assets	Shares	Value
Engineering & Construction	4.2%
MYR Group, Inc.(a)		6,304	$855,516
Tetra Tech, Inc.		4,183	855,340
			1,710,856
Food	3.5%
Darling Ingredients, Inc.(a)		7,218	265,262
Lamb Weston Holdings, Inc.		9,164	770,509
McCormick & Co., Inc. (Non Voting)		5,149	365,270
			1,401,041
Gas & Water Utilities	0.6%
Essential Utilities, Inc.		6,450	240,778
Health Care Facilities & Services	4.7%
Encompass Health Corp.		5,346	458,633
ICON PLC(a)		2,340	733,520
Quest Diagnostics, Inc.		5,171	707,807
			1,899,960
Industrial Intermediate Products	1.7%
Valmont Industries, Inc.		2,538	696,554
Insurance	4.1%
Hanover Insurance Group (The), Inc.		4,907	615,534
Horace Mann Educators Corp.		10,539	343,782
Reinsurance Group of America, Inc.		3,415	700,997
			1,660,313
Leisure Facilities & Services	2.8%
Domino's Pizza, Inc.		1,192	615,465
InterContinental Hotels Group PLC - ADR		4,988	528,479
			1,143,944
Leisure Products	0.9%
YETI Holdings, Inc.(a)		9,632	367,461
Machinery	5.2%
Lincoln Electric Holdings, Inc.		3,569	673,256
Middleby (The) Corp.(a)		5,339	654,615
MSA Safety, Inc.		4,117	772,720
			2,100,591
Medical Equipment & Devices	6.1%
Azenta, Inc.(a)		4,534	238,579
Merit Medical Systems, Inc.(a)		10,897	936,597
Omnicell, Inc.(a)		11,702	316,773
Penumbra, Inc.(a)		3,562	641,053
TransMedics Group, Inc.(a)		2,128	320,520
			2,453,522
Publishing & Broadcasting	2.0%
New York Times (The) Co. - Class A		15,490	793,243
Real Estate Investment Trusts	5.2%
Camden Property Trust		2,918	318,383

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

TRILLIUM ESG SMALL/MID CAP FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

	Percentage of Net Assets	Shares	Value
CubeSmart		9,178	$414,570
EastGroup Properties, Inc.		3,445	585,995
Federal Realty Investment Trust		3,935	397,317
LTC Properties, Inc.		10,714	369,633
			2,085,898
Real Estate Services	2.2%
Jones Lang LaSalle, Inc.(a)		4,337	890,299
Renewable Energy	1.5%
First Solar, Inc.(a)		2,370	534,340
SolarEdge Technologies, Inc.(a)		2,640	66,687
			601,027
Retail - Consumer Staples	2.8%
BJ's Wholesale Club Holdings, Inc.(a)		12,762	1,121,014
Retail - Discretionary	4.9%
Burlington Stores, Inc.(a)		3,979	954,960
Freshpet, Inc.(a)		4,754	615,120
Tractor Supply Co.		1,470	396,900
			1,966,980
Semiconductors	3.8%
Allegro MicroSystems, Inc.(a)		25,897	731,331
IPG Photonics Corp.(a)		6,385	538,830
Wolfspeed, Inc.(a)		11,658	265,336
			1,535,497
Software	5.7%
CyberArk Software Ltd.(a)		3,993	1,091,766
Dynatrace, Inc.(a)		17,391	778,073
Paylocity Holding Corp.(a)		3,101	408,867
			2,278,706
Specialty Finance	2.0%
Jack Henry & Associates, Inc.		4,739	786,769
Transportation & Logistics	1.8%
JB Hunt Transport Services, Inc.		4,512	721,920
Transportation Equipment	1.7%
Westinghouse Air Brake Technologies Corp.		4,344	686,569
Wholesale - Discretionary	0.7%
LKQ Corp.		6,670	277,405
TOTAL COMMON STOCKS (Cost $39,167,565)			39,367,669
SHORT-TERM INVESTMENTS	2.4%
Northern Institutional Treasury Portfolio (Premier Class), 5.15%(b)		970,891	970,891
TOTAL SHORT-TERM INVESTMENTS (Cost $970,891)			970,891
TOTAL INVESTMENTS (Cost $40,138,456)	100.3%		40,338,560
NET OTHER ASSETS (LIABILITIES)	(0.3%)		(118,254)
NET ASSETS	100.0%		$40,220,306

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

TRILLIUM ESG SMALL/MID CAP FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

(a)Non-income producing security.
(b)7-day current yield as of June 30, 2024 is disclosed.

Abbreviations:
ADR – American Depositary Receipt
At June 30, 2024 the industry sectors (excluding short-term investments) for the Trillium ESG Small/Mid Cap Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Industrials	20.3%
Financials	15.7
Consumer Discretionary	13.2
Information Technology	12.5
Health Care	11.4
Consumer Staples	7.8
Real Estate	7.4
Materials	5.8
Communication Services	2.0
Utilities	1.8
Total	97.9%

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

STATEMENTS OF ASSETS & LIABILITIES

June 30, 2024

	Trillium ESG Global Equity Fund	Trillium ESG Small/Mid Cap Fund
Assets:
Investments, at cost	$631,959,043	$40,138,456
Investments, at value	947,412,071	40,338,560
Cash	125,653	—
Foreign currencies (Cost: $363,792 and $0, respectively)	363,895	—
Receivable for dividends	488,712	16,904
Reclaims receivable	2,202,314	—
Receivable for investments sold	11,440,026	—
Receivables for capital shares sold	201,176	4,862
Prepaid expenses	19,251	12,312
Total Assets	962,253,098	40,372,638
Liabilities:
Cash overdraft	—	122
Capital shares redeemed payable	1,905,594	65,129
Investment advisory fees payable	675,513	38,545
Accounting and Administration fees payable	233,046	16,248
Shareholder Services fees payable - Institutional Shares	59,214	—
Distribution (Rule 12b-1) fees payable - Investor Shares	51,709	—
Treasurer Service fees payable	3,180	131
Accrued Audit fees payable	60,367	24,087
Accrued expenses and other payables	199,284	8,070
Total Liabilities	3,187,907	152,332
Net Assets	$959,065,191	$40,220,306
Net Assets:
Paid in capital	$586,514,878	$38,188,466
Distributable earnings (loss)	372,550,313	2,031,840
Net Assets	$959,065,191	$40,220,306
Net Assets:
Investor Shares	$250,806,361	$—
Institutional Shares	708,258,830	40,220,306
Share of Common Stock Outstanding:
Investor Shares	4,082,113	—
Institutional Shares	11,587,929	2,646,262
Net Asset Value per Share:
Investor Shares	$61.44	$—
Institutional Shares	61.12	15.20

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

STATEMENTS OF OPERATIONS

For the year ended June 30, 2024

	Trillium ESG Global Equity Fund	Trillium ESG Small/Mid Cap Fund
Income:
Dividend income (Net of foreign withholding tax and issuance fees of $1,457,134 and 0, respectively)	$17,417,313	$465,288
Income from securities lending, net	2,210	—
Total investment income	17,419,523	465,288
Expenses:
Investment advisory fees	7,674,673	305,330
Distribution (Rule 12b-1) fees - Investor Shares	593,925	—
Accounting and Administration fees	695,928	63,541
Investment advisory waiver recoupments	—	14,967
Treasurer Service fees	25,190	1,103
Audit fees	61,700	25,420
Shareholder Services - Investor Shares	33,606	—
Shareholder Services - Institutional Shares	117,714	—
Compliance fees	33,277	4,541
Trustee fees	71,765	10,566
Legal fees	122,479	12,142
Registration fees	166,014	27,436
Interest expense	1,864	3,172
Other	57,745	11,908
Expenses before reductions	9,655,880	480,126
Less: Expense reductions by investment advisor	—	(80,748)
Net expenses	9,655,880	399,378
Net investment income	7,763,643	65,910
Realized and Unrealized Gain (Loss) on Investments:
Net realized gains from investment transactions	72,163,940	3,489,313
Net realized losses from foreign currency transactions	(176,314)	—
Change in unrealized appreciation (depreciation) on investments	23,097,019	(2,278,338)
Change in unrealized appreciation (depreciation) on foreign currency	(20,021)	—
Net realized and unrealized gains from investment activities	95,064,624	1,210,975
Net increase (decrease) in net assets resulting from operations	$102,828,267	$1,276,885

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended June 30, 2024 and 2023

	Trillium ESG Global Equity Fund		Trillium ESG Small/Mid Cap Fund
	2024	2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income	$7,763,643	$6,746,557	$65,910	$46,018
Net realized gains (losses) from investments and foreign currency transactions	71,987,626	47,769,794	3,489,313	(6,587)
Change in unrealized appreciation (depreciation) on investments and foreign currency	23,076,998	77,394,949	(2,278,338)	4,728,218
Change in net assets resulting from operations	102,828,267	131,911,300	1,276,885	4,767,649
Dividends paid to shareholders:
From distributable earnings:
Investor Shares	(13,891,654)	(10,810,705)	—	—
Institutional Shares	(38,928,844)	(28,695,278)	(1,088,247)	(1,066,880)
Total dividends paid to shareholders	(52,820,498)	(39,505,983)	(1,088,247)	(1,066,880)
Net Capital Transactions:
Investor Shares	(10,244,322)	(9,397,619)	—	—
Institutional Shares	25,837,500	(30,195,193)	(3,748,747)	6,902,784
Change in net assets from capital transactions	15,593,178	(39,592,812)	(3,748,747)	6,902,784
Total Increase (Decrease) in Net Assets	65,600,947	52,812,505	(3,560,109)	10,603,553
Net assets:
Beginning of year	893,464,244	840,651,739	43,780,415	33,176,862
End of year	$959,065,191	$893,464,244	$40,220,306	$43,780,415

TRILLIUM MUTUAL FUNDS

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

For the periods indicated

	Investor Shares
Trillium ESG Global Equity Fund	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020
Net asset value, beginning of year	$58.42	$52.71	$65.97	$45.99	$44.81
Income (loss) from investment operations:
Net investment income(a)	0.39	0.33	0.20	0.06	0.10
Net realized and unrealized gains (losses) from investments and foreign currency	5.97	7.93	(11.64)	21.00	2.19
Total from investment operations	6.36	8.26	(11.44)	21.06	2.29
Less distributions paid:
From net investment income	(0.37)	(0.22)	(0.03)	(0.07)	(0.24)
From net realized gains	(2.97)	(2.33)	(1.79)	(1.01)	(0.87)
Total distributions paid	(3.34)	(2.55)	(1.82)	(1.08)	(1.11)
Change in net asset value	3.02	5.71	(13.26)	19.98	1.18
Net asset value, end of year	$61.44	$58.42	$52.71	$65.97	$45.99
Total return	11.45%	16.36%	(17.94%)	46.14%	5.02%
Ratios/Supplemental data:
Net assets, end of year (000's)	$250.8	$248.3	$232.5	$297.8	$217.8
Ratio of expenses to average net assets	1.24%	1.31%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets	0.67%	0.60%	0.30%	0.11%	0.22%
Portfolio turnover rate(b)	27.31%	10.00%	7.00%	10.00%	11.00%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

For the periods indicated

	Institutional Shares
Trillium ESG Global Equity Fund	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020
Net asset value, beginning of year	$58.15	$52.50	$65.70	$45.80	$44.61
Income (loss) from investment operations:
Net investment income(a)	0.53	0.48	0.41	0.23	0.22
Net realized and unrealized gains (losses) from investments and foreign currency	5.94	7.89	(11.61)	20.89	2.20
Total from investment operations	6.47	8.37	(11.20)	21.12	2.42
Less distributions paid:
From net investment income	(0.53)	(0.39)	(0.21)	(0.21)	(0.36)
From net realized gains	(2.97)	(2.33)	(1.79)	(1.01)	(0.87)
Total distributions paid	(3.50)	(2.72)	(2.00)	(1.22)	(1.23)
Change in net asset value	2.97	5.65	(13.20)	19.90	1.19
Net asset value, end of year	$61.12	$58.15	$52.50	$65.70	$45.80
Total return	11.72%	16.69%	(17.70%)	46.52%	5.34%
Ratios/Supplemental data:
Net assets, end of year (000's)	$708.3	$645.1	$608.1	$622.1	$360.6
Ratio of expenses to average net assets	1.00%	1.03%	1.01%	1.02%	1.03%
Ratio of net investment income to average net assets	0.93%	0.89%	0.65%	0.40%	0.49%
Portfolio turnover rate(b)	27.31%	10.00%	7.00%	10.00%	11.00%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

For the periods indicated

	Institutional Shares
Trillium ESG Small/Mid Cap Fund	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020
Net asset value, beginning of year	$15.11	$13.73	$16.96	$11.01	$12.36
Income (loss) from investment operations:
Net investment income (loss)(a)	0.02	0.02	(0.02)	(0.02)	0.04
Net realized and unrealized gains (losses) from investments and foreign currency	0.44	1.78	(2.82)	5.99	(0.90)
Total from investment operations	0.46	1.80	(2.84)	5.97	(0.86)
Less distributions paid:
From net investment income	(0.01)	(0.01)	—	(0.02)	(0.05)
From net realized gains	(0.36)	(0.41)	(0.39)	—	(0.45)
Total distributions paid	(0.37)	(0.42)	(0.39)	(0.02)	(0.50)
Proceeds from redemption fees	—	— (b)	— (b)	— (b)	0.01
Change in net asset value	0.09	1.38	(3.23)	5.95	(1.35)
Net asset value, end of year	$15.20	$15.11	$13.73	$16.96	$11.01
Total return	3.14%	13.37%	(17.16%)	54.23%	(7.34%)
Ratios/Supplemental data:
Net assets, end of year (000's)	$40.2	$43.8	$33.2	$31.7	$14.0
Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets	0.16%	0.12%	(0.12%)	(0.15%)	0.34%
Ratio of gross expenses to average net assets	1.18%	1.39%	1.36%	1.77%	1.93%
Portfolio turnover rate	31.34%	26.00%	21.00%	20.00%	35.00%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount is less than $0.005 per share.

See Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2024

Perpetual Americas Funds Trust (formerly JOHCM Funds Trust) (the “Trust”) is a Massachusetts business trust operating under a Second Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”). As an open-end registered investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies.” The Trillium ESG Global Equity Fund (“Global Equity Fund”) and the Trillium ESG Small/Mid Cap Fund (“SMID Fund”) (each, a “Fund” and collectively, the “Funds”) are each a diversified fund, a series of the Trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a management investment company. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest in separate series of the Trust.
Each Fund is authorized to issue up to four classes of shares as follows: Advisor, Investor, Institutional and Class Z shares. Each class of shares is distinguished by the class-specific shareholder servicing and distribution (Rule 12b-1) fees and/or sub-transfer agency fees incurred, as applicable.  The Global Equity Fund currently offers Investor and Institutional shares.  The SMID Fund currently offers Institutional shares.
The Global Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that it believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued. The SMID Fund seeks long-term capital appreciation by identifying companies that it believes are strategic leaders, based on business models that it believes are superior and have the ability to create consistent earnings growth.
Prior to October 30, 2023, each of the Trillium ESG Global Equity Fund (the “Global Equity Predecessor Fund”) and Trillium ESG Small/Mid Cap Fund (the “SMID Predecessor Fund”) operated as a series of Professionally Managed Portfolios (each, a “Predecessor Fund,” and together, the “Predecessor Funds”). On October 30, 2023, the Predecessor Funds were reorganized into the Trust as noted below, pursuant to a Plan of Reorganization approved by the Professionally Managed Portfolios Board of Trustees on May 18-19, 2023 and by the Predecessor Funds’ shareholders on October 5, 2023 for the SMID Predecessor Fund and October 19, 2023 for the Global Equity Predecessor Fund (the “Reorganizations”).

Professionally Managed Portfolios ("PMP")	Perpetual Americas Funds Trust
Trillium ESG Global Equity Fund	Trillium ESG Global Equity Fund
Retail Class	Investor Shares
Institutional Class	Institutional Shares
Trillium ESG Small/Mid Cap Fund	Trillium ESG Small/Mid Cap Fund
Institutional Class	Institutional Shares
The Reorganizations were proposed to provide efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters by having other U.S. mutual funds advised by JOHCM (USA) Inc or  affiliates in the same mutual fund trust, and the results of the Predecessor Funds’ shareholder meeting in connection with the Reorganizations are provided below:

Fund Name	Record Date Outstanding Shares	Total Voted Shares	% of Outstanding Shares Voted	% of Voted Shares “FOR” Proposal
Trillium ESG Global Equity Fund	15,221,629	8,086,529	53.13%	89.90%
Trillium ESG Small/Mid Cap Fund	2,804,875	1,704,954	60.79%	99.37%
Assuming the Reorganizations had taken place on July 1, 2023 at the beginning of the fiscal year, the proforma results of operations for the year ended June 30, 2024 would be substantially similar to the amounts reported in each Fund's Statement of Operations.
Each Fund commenced operations in the Trust upon the Reorganizations and assumed the financial and performance history of its corresponding Predecessor Fund. The Reorganizations were tax-free for U.S. federal income tax purposes.

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June 30, 2024

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
A. Significant accounting policies related to investments are as follows:
INVESTMENT VALUATION
Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:
• Level 1 — quoted prices in active markets for identical assets
• Level 2 — other significant observable inputs (including adjustments made to quoted prices of a security, quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.
Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in closed-end investment companies are valued at the last quoted sales prices or official closing prices taken from the primary market or composite in which each security trades. Investments in other open-end registered investment companies, including money market funds, are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.
Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.
The Trustees have designated JOHCM (USA) Inc d/b/a Perpetual Americas Funds Services, investment adviser to the Funds, as the Funds’ Valuation Designee with responsibility for establishing fair value, in accordance with the Trust's valuation policy, when the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service did not provide a price, a furnished price was in error, certain stale prices, or an event occurred that materially affected the furnished price). In addition, fair value pricing may be used if events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund’s net asset value is calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined

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June 30, 2024

levels, the Funds generally use a systematic valuation model provided by an approved independent third party pricing service to fair value their international equity securities. Prior to the Reorganizations,Trillium Asset Management LLC (“Trillium”), the investment adviser to the Predecessor Funds, was designated as the Predecessor Funds' Valuation Designee and performed such responsibilities.
In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.
The following is a summary of the valuation inputs used as of June 30, 2024 in valuing the Fund's investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Trillium ESG Global Equity Fund
Common Stocks
Automotive	$3,983,307	$15,630,240	$—	$19,613,547
Banking	29,245,142	35,281,744	—	64,526,886
Biotechnology & Pharmaceuticals	21,393,917	45,388,048	—	66,781,965
Chemicals	10,683,820	12,802,881	—	23,486,701
Commercial Support Services	10,963,329	20,381,959	—	31,345,288
Construction Materials	—	5,868,196	—	5,868,196
Electric Utilities	—	6,611,946	—	6,611,946
Electrical Equipment	16,419,299	7,148,559	—	23,567,858
Food	6,136,381	19,346,628	—	25,483,009
Home Construction	—	8,213,332	—	8,213,332
Household Products	—	30,389,006	—	30,389,006
Industrial Intermediate Products	—	11,791,703	—	11,791,703
Industrial Support Services	—	8,625,426	—	8,625,426
Insurance	9,111,869	21,011,014	—	30,122,883
Machinery	—	16,059,237	—	16,059,237
Medical Equipment & Devices	19,613,025	13,221,495	—	32,834,520
Retail - Consumer Staples	14,496,521	6,670,281	—	21,166,802
Retail - Discretionary	33,514,537	7,862,179	—	41,376,716
Semiconductors	93,555,163	9,037,669	—	102,592,832
Software	81,348,408	17,275,664	—	98,624,072
Transportation & Logistics	15,167,267	5,276,774	—	20,444,041
Other*	243,846,489	—	—	243,846,489
Total common stocks	$609,478,474	$323,893,981	$ —	$933,372,455
Preferred stocks*	$7,174,651	$—	$—	$7,174,651
Short-Term Investments	6,864,965	—	—	6,864,965
Total Investments	$623,518,090	$323,893,981	$ —	$947,412,071
Trillium ESG Small/Mid Cap Fund
Common Stocks*	$39,367,669	$—	$—	$39,367,669
Short-Term Investments	970,891	—	—	970,891
Total Investments	$40,338,560	$ —	$ —	$40,338,560

*	See additional categories in the Schedule of Investments.

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June 30, 2024

The following is a reconciliation of the Trillium ESG Global Equity Fund's Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of June 30, 2023	$4,121,466
Acquisitions	—
Dispositions	(3,404,322)
Accrued discounts/premiums	—
Realized gain (loss)	(1,601,685)
Change in unrealized appreciation/(depreciation)	884,541
Transfer in and/or out of Level 3	—
Balance as of June 30, 2024	$ —
There was no other Level 3 activity during the year.
CURRENCY TRANSACTIONS
The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.
The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. The Funds are authorized to enter into forward foreign currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to change in foreign currency exchange rates. Changes in foreign currency exchange rates will affect the value of a Funds’ securities and the price of a Funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign exchange contracts in the Statements of Operations.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from

TRILLIUM MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2024

changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
There were no forward foreign currency exchange contracts as of or for the year ended June 30, 2024.
INVESTMENT TRANSACTIONS AND INCOME
Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available, and reflect applicable foreign withholdings taxes and any related reclaim amounts. Non-cash dividends are recognized as investment income at the fair value of the asset received.
EXPENSE ALLOCATIONS
Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one Fund are allocated among the applicable Funds in the Trust on a pro-rata basis based on relative net assets or another reasonable basis. Certain expenses that arise in connection with a class of shares are charged to that class of shares.
The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders from net investment income and net realized gains on securities, if any, are declared and paid on an annual basis.
Distributions from net investment income and from net realized capital gain are determined in accordance with U.S. federal income tax regulations,which may differ from accounting principles generally accepted in the United States of America (“GAAP”).These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
U.S. FEDERAL INCOME TAX INFORMATION
No provision is made for U.S. federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.
The Funds analyzed all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions that remain subject to examination. The Funds’ U.S. federal income tax returns for the tax years ended June 30, 2021 through June 30, 2024, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.
Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2024

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
OTHER RISKS
All investments carry a certain amount of risk, and each Fund cannot guarantee that it will achieve its investment objective. The value of each Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Trillium evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Trillium to fit within its sustainability criteria do not operate as anticipated. Although Trillium seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Trillium’s exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods. Price volatility is the principal risk of investing in the Fund. Investments in small capitalization or in mid-capitalization companies may be more volatile than investments in larger companies.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints.

TRILLIUM MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2024

Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
IPO Risk. The Fund may purchase securities in Initial Public Offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Management Risk. Trillium’s judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, as well as any changes to climate related laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
B. Fees and Transactions with Affiliates and Other Parties
The Funds have entered into an Investment Advisory Agreement (the “Agreement”) with JOHCM (USA) Inc d/b/a Perpetual Americas Funds Services (the “Adviser” or “PAFS”) to provide investment management services to the Funds.
Total fees incurred pursuant to the Agreement are reflected as “Investment Advisory” fees on the Statements of Operations. Under the terms of the Agreement, PAFS receives an annual fee, computed daily and payable monthly, at the annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). Effective October 30, 2023, PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

TRILLIUM MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2024

Fund	Class	Advisory Fee	Expense Limitation*
Trillium ESG Global Equity Fund	Investor	0.85%(a)	1.24%
Trillium ESG Global Equity Fund	Institutional	0.85%(a)	0.99%
Trillium ESG Small/Mid Cap Fund	Institutional	0.75%	0.97%

*	Effective October 30, 2023.
(a)	0.72% of average daily net assets in excess of $1 billion.
The expense limitation agreement is effective until February 1, 2025 for the Funds. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement. The Trust and Adviser have agreed that the Adviser shall be entitled to collect on behalf of Trillium amounts that would have been recoverable by Trillium from SMID Predecessor Fund under the Predecessor Funds' prior expense limitation arrangement with PMP.
Trillium serves as the investment sub-adviser to the Funds. For its services, Trillium is paid a fee of 0.70% on average daily net assets up to $1 billion and 0.57% on average daily net assets greater than $1 billion for the Global Equity Fund and 0.60% based on average daily net assets of the SMID Fund, by the Adviser.
For the period October 30, 2023 through June 30, 2024, the Funds incurred advisory fees payable to PAFS, received expense waivers/reimbursements from PAFS, and paid expense recoupments to PAFS as follows:

Fund	Advisory Fee to PAFS	Expenses Reduced by PAFS	Advisory Waivers Recouped by PAFS
Trillium ESG Global Equity Fund	$5,296,933	$—	$—
Trillium ESG Small/Mid Cap Fund	204,495	—	14,967

The balances of recoverable expenses to PAFS by the Funds at June 30, 2024 were as follows:

For the year ended:	Expiring	Trillium ESG Global Equity Fund	Trillium ESG Small/Mid Cap Fund
Year ended June 30, 2022	June 30, 2025	$ —	$119,452
Year ended June 30, 2023	June 30, 2026	—	158,734
Year ended June 30, 2024	June 30, 2027	—	80,748
Balances of Recoverable Expenses to PAFS		$ —	$358,934
Prior to October 30, 2023, Trillium acted as sole investment adviser to the Predecessor Funds and received an advisory fee calculated at the annual rate of 0.85% on daily net assets up to $1 billion and 0.72% on daily net assets greater than $1 billion for the Global Equity Predecessor Fund and at the annual rate of 0.75% based upon the average daily net assets of the SMID Predecessor Fund. For the period from July 1, 2023 to October 27, 2023 the Global Equity Predecessor Fund and the SMID Predecessor Fund incurred advisory fees of $2,377,740 and $100,835, respectively.

TRILLIUM MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2024

Trillium had contractually agreed to limit the annual ratio of expenses (“expense cap”) for the SMID Predecessor Fund’s Institutional Class to 0.98% of the SMID Predecessor Fund’s average daily net assets. Any fees waived and/or Predecessor Fund expenses absorbed by Trillium pursuant to an agreed-upon expense cap shall be reimbursed by the Predecessor Fund to Trillium, if requested by Trillium, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Predecessor Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. For the period from July 1, 2023 to October 27, 2023 Trillium waived expenses of $80,748 for the SMID Predecessor Fund. Prior to October 30, 2023, there was no expense cap limitation for the Global Equity Fund.
Perpetual Americas Funds Distributors, LLC, an affiliate of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust, on behalf of the Funds. The Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. PAFS, at its own expense, pays the Distributor an annual base fee, an asset-based fee and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds.
Prior to October 30, 2023, Quasar Distributors, LLC (the “Distributor”) acted as the Predecessor Funds’ principal underwriter in a continuous public offering of each Fund’s shares.
The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements with the Trust on behalf of the Funds. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the Perpetual Americas Funds Trust’s complex level net assets, certain per account and transaction charges, other fees for additional service activities, and reimbursement of certain expense. Total fees paid to Northern Trust for their services were $267,028 and $13,019 for the Global Equity Fund and SMID Fund, respectively, and are reflected as “Accounting and Administration” fees on the Statements of Operations.
Prior to October 30, 2023, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acted as the Predecessor Funds’ administrator, fund accountant and transfer agent. For the period July 1, 2023 to October 27, 2023, the Predecessor Funds incurred total fees for these services of $343,893 and $48,119 for the Global Equity Predecessor Fund and SMID Predecessor Fund, respectively, payable to Fund Services. Total fees paid to Fund Services for their services are reflected as “Accounting and Administration” fees on the Statements of Operations.
Prior to October 30, 2023, U.S. Bank N.A. served as custodian to the Predecessor Funds. For the period July 1, 2023 to October 27, 2023, the Predecessor Funds incurred custodian fees of $85,007 for the Global Equity Predecessor Fund and $2,403 for the SMID Predecessor Fund payable to U.S. Bank N.A. Total fees paid to U.S. Bank N.A. for their services are reflected as “Accounting and Administration” fees on the Statements of Operations.
Foreside Fund Officer Services, LLC, an affiliate of Foreside Financial Group, LLC d/b/a ACA Group, provides principal financial officer and treasurer services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds. The Funds have agreed to pay ACA Group an annual fee based on the level of net assets in the Fund complex, subject to an overall minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees allocated to the Funds and paid to ACA Group pursuant to these agreements are reflected as “Treasurer Service” fees on the Statements of Operations.
PAFS and the Trust have entered into an Administration and Compliance Support Services Agreement (the “ACSS Agreement”) pursuant to which PAFS provides, coordinates or otherwise supports the provision of, administration and compliance services for the Trust. As full compensation for the services rendered and expenses borne by PAFS in connection with the services PAFS provides under the ACSS Agreement, the Trust, on behalf of each Fund, agrees to reimburse PAFS in such amounts as are approved by the Board of Trustees of the Trust (the “Board”) from time to time. Total fees allocated to the Funds and paid to PAFS pursuant to the ACSS Agreement are $28,404 and $1,334 for the Global Equity Fund and SMID Fund, respectively, and are reflected as “Compliance” fees in the Statements of Operations.

TRILLIUM MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2024

PAFS and the Trust have entered into an Institutional Class Shareholder Services, Recordkeeping and Sub-Transfer Agency Agreement (the “Shareholder Services Agreement”). Pursuant to the Shareholder Services Agreement, the Trust, on behalf of each Fund, agrees that Institutional Shares of each Fund shall reimburse PAFS or its designee for any payments PAFS or such designee makes to third-party service providers for personal services, accounting or subaccounting, recordkeeping and/or other administrative services provided to beneficial holders of Institutional Class shares of the Funds.  Payments by a Fund pursuant to the Shareholder Services Agreement shall not exceed such amounts as are approved by the Board from time to time. Total fees to be reimbursed to PAFS pursuant to the Shareholder Services Agreement for the period were $117,714 and are reflected as “Shareholder Services - Institutional Shares” fees in the Statements of Operations.
Prior to October 30, 2023, the Predecessor Funds had entered into Sub-Transfer Agent Arrangements with respect to the Retail Class for the Global Equity Predecessor Fund. The transfer agent fees and sub-transfer agent fees incurred by the Global Equity Predecessor Fund for the period July 1, 2023 through October 27, 2023 were $33,606 and are reflected as “Shareholder Services - Investor Shares" fees in the Statements of Operations.
Certain officers of the Trust are affiliated with PAFS, ACA Group, Northern Trust, or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. The Trust pays each trustee who is not an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustee”) compensation for their services based on an annual retainer of $140,000 ($120,00 prior to April 1, 2024), certain committee and chairperson retainers and reimbursement for certain expenses. For the year ended June 30, 2024, the aggregate Independent Trustee compensation paid by the Trust was $676,000. The amount of total Independent Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds for the period October 30, 2023 through June 30, 2024 were $57,193 and $2,524 for the Global Equity Fund and SMID Fund, respectively, and are reflected in “Trustee” fees on the Statements of Operations.
Prior to October 30, 2023, the officers of the Predecessor Funds and the Chief Compliance Officer were also employees of Fund Services. Fees paid by the Predecessor Funds to Fund Services for these services for the period of July 1, 2023 through October 27, 2023 were $4,873 and $3,207 for the Global Equity Predecessor Fund and SMID Predecessor Fund, respectively, and are included in “Compliance” fees on the Statement of Operations. In addition, the independent trustees of the Predecessor Funds received certain retainer and meeting fees, as applicable, including reimbursement of expenses incurred for attending Board meetings.  For the period of July 1, 2023 through October 27, 2023, the Trustee fees and expenses were $14,572 and $8,042 for the Global Equity Predecessor Fund and SMID Predecessor Fund, respectively, and are included in “Trustee” fees on the Statements of Operations.
C. Rule 12b-1 Plan
The Funds have adopted an amended plan under Rule 12b-1 that is applicable to Advisor Shares and Investor Shares to pay for certain distribution and promotional activities related to marketing of their shares. Each Fund will pay the Distributor a fee for the principal underwriter’s services in connection with the sales and promotion of the Funds, including its expenses in connection therewith at annual rates of 0.10% and 0.25% of the average daily net assets of the outstanding Advisor Shares and Investor Shares, respectively. Total fees paid pursuant to the plan are reflected as “Distribution (Rule 12b-1) fees” on the Statements of Operations.
Prior to October 30, 2023 the Predecessor Funds had adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail Class shares. The Plan provides that each Predecessor Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares and are reflected in “Distribution (Rule 12b-1) fees” on the Statements of Operations. No distribution fees were paid by Institutional Class shares. These fees could be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities.
D. Securities Lending
Prior to October 30, 2023, the Global Equity Predecessor Fund was able to lend up to 33 1/3% of its total asset value to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

TRILLIUM MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2024

The Global Equity Predecessor Fund received compensation in the form of fees and earned interest on the cash collateral. The amount of fees depended on a number of factors, including the type of security and length of the loan. The Global Equity Predecessor Fund continued to receive interest payments or dividends on the securities loaned during the borrowing period. The Global Equity Predecessor Fund had the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.
The Global Equity Predecessor Fund’s loaned securities were collateralized by cash equivalents. The cash collateral was invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments were subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Global Equity Predecessor Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower failed to return the borrowed securities, although the Fund was indemnified from this risk by contract with the securities lending agent.
The net fee and interest income earned by the Global Equity Predecessor Fund on investments of cash collateral received from borrowers for the securities loaned are reflected in “Income from securities lending, net” on the Statement of Operations.
As of June 30, 2024, the Global Equity Fund does not engage in securities lending activities.
E. Credit Agreements
The Trust, on behalf of certain of the Funds, entered into a $100 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes which permits the applicable Funds to borrow up to an aggregate amount of $100 million, $50 million of which is committed and $50 million of which is uncommitted.  Any advance under the Credit Agreement will accrue interest at a rate per annum equivalent to the Borrower's option of the sum of the U.S. Federal Fund Target Rate plus 1.30% or daily Simple SOFR plus 1.30%. On July 16, 2024 the Credit Agreement was renewed through July 15, 2025. As part of this renewal, the overall credit limit increased from $100 million to $150 million and the aggregate uncommitted amount available increased from $50 million to $100 million.
Prior to October 30, 2023, U.S. Bank N.A. had made available to the Predecessor Funds credit facilities pursuant to separate Loan and Security Agreements for temporary and extraordinary purposes. The maximum available credit was $20,000,000 and $2,000,000 for the Global Equity Predecessor Fund and the SMID Predecessor Fund, respectively.
During the year ended June 30, 2024, the following Funds had borrowings with the average loan and weighted interest rate as disclosed below:

Fund	Dollar Amount	Days Outstanding	Rate
Trillium ESG Global Equity Fund	$5,000,000	2	6.71%
Trillium ESG Small/Mid Cap Fund	745,435	23	6.61
The Global Equity Fund and the SMID Fund incurred interest expense of $1,864 and $3,172, respectively, related to borrowings for the year ended June 30, 2024. The amounts are included in the “Interest Expense” on the Statements of Operations.
F. Investment Transactions
For the year ended June 30, 2024, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

Fund	Cost of Purchases	Proceeds from sales
Trillium ESG Global Equity Fund	$244,067,741	$284,061,378
Trillium ESG Small/Mid Cap Fund	12,623,230	17,396,719

TRILLIUM MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2024

G. U.S. Federal Income Tax
As of June 30, 2024, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for U.S. Federal income tax purposes, were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Trillium ESG Global Equity Fund	$632,125,768	$341,848,720	$ (26,562,417)	$315,286,303
Trillium ESG Small/Mid Cap Fund	40,477,374	5,006,249	(5,145,063)	(138,814)

The tax character of distributions paid by the Funds during the latest tax years ended June 30, 2024 and June 30, 2023 were as follows:

	Distributions From
Fund	Ordinary Income 2024	Long-Term Capital Gains** 2024	Ordinary Income 2023	Long-Term Capital Gains 2023
Trillium ESG Global Equity Fund	$7,365,404	$45,455,094	$5,129,550	$34,376,433
Trillium ESG Small/Mid Cap Fund	42,401	1,045,846	24,265	1,042,615

**
The amounts do not include tax equalization utilized of $3,368,255 and $284,892 in net long term capital gains in which the Global Equity Fund and SMID Fund, respectively, designated as being distributed to shareholders on their redemption of shares.

As of the tax year ended June 30, 2024, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Trillium ESG Global Equity Fund	$5,804,686	$51,478,548	$—	$—	$315,267,079	$372,550,313
Trillium ESG Small/Mid Cap Fund	51,573	2,119,081	—	—	(138,814)	2,031,840

During the tax year ended June 30, 2024, the SMID Fund utilized $43,597 in capital loss carry forwards.
Primarily as a result of differing book/tax treatment of tax equalization, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of June 30, 2024, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:

Fund	Distributable Earnings (Loss)	Paid-in Capital
Trillium ESG Global Equity Fund	$ (3,368,255)	$3,368,255
Trillium ESG Small/Mid Cap Fund	(284,892)	284,892

TRILLIUM MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2024

H. Capital Share Transactions
Transactions in dollars for fund shares for the year ended June 30, 2024, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Trillium ESG Global Equity Fund	Investor Shares	$18,968,767	$13,520,206	$ (42,733,295)	$ (10,244,322)
Trillium ESG Global Equity Fund	Institutional Shares	122,029,135	33,460,954	(129,652,589)	25,837,500
Trillium ESG Small/Mid Cap Fund	Institutional Shares	9,513,933	962,668	(14,225,348)	(3,748,747)

Transactions in shares of fund shares for the year ended June 30, 2024, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Trillium ESG Global Equity Fund	Investor Shares	330,544	242,211	(741,516)	(168,761)
Trillium ESG Global Equity Fund	Institutional Shares	2,141,524	603,335	(2,251,384)	493,475
Trillium ESG Small/Mid Cap Fund	Institutional Shares	642,663	66,163	(960,095)	(251,269)

Transactions in dollars for fund shares for the year ended June 30, 2023, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Trillium ESG Global Equity Fund	Investor Shares	$14,201,851	$10,444,225	$ (34,043,695)	$ (9,397,619)
Trillium ESG Global Equity Fund	Institutional Shares	133,691,106	24,091,969	(187,978,268)	(30,195,193)
Trillium ESG Small/Mid Cap Fund	Institutional Shares	11,505,929	1,037,417	(5,640,562)	6,902,784

Transactions in shares of fund shares for the year ended June 30, 2023, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Trillium ESG Global Equity Fund	Investor Shares	263,771	204,268	(628,826)	(160,787)
Trillium ESG Global Equity Fund	Institutional Shares	2,499,654	474,065	(3,462,078)	(488,359)
Trillium ESG Small/Mid Cap Fund	Institutional Shares	799,058	75,067	(392,813)	481,312

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Perpetual Americas Funds Trust and Shareholders of Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (two of the funds constituting Perpetual Americas Funds Trust, hereafter collectively referred to as the "Funds") as of June 30, 2024, the related statements of operations, changes in net assets, including the related notes, and the financial highlights for the year ended June 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2024, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the year ended June 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended June 30, 2023 and the financial highlights for each of the years ended on or prior to June 30, 2023 (not presented herein, other than the statements of changes in net assets and financial highlights) were audited by other auditors whose report dated August 29, 2023 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
August 22, 2024
We have served as the auditor of one or more investment companies in Perpetual Americas Funds Trust since 2014.

TRILLIUM MUTUAL FUNDS

ADDITIONAL INFORMATION

June 30, 2024 (Unaudited)

A. Qualified Dividend Income (QDI)
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the tax year ended June 30, 2024 are designated as QDI, as defined in the Act, subject to reduced tax rates in 2024:

Fund	QDI Percentage
Trillium ESG Global Equity Fund	100.00%
Trillium ESG Small/Mid Cap Fund	100.00%
B. Corporate Dividends Received Deduction (DRD)
A percentage of the dividends distributed during the tax year ended June 30, 2024 for the Funds below qualify for the DRD for corporate shareholders:

Fund	Corporate DRD Percentage
Trillium ESG Global Equity Fund	85.63%
Trillium ESG Small/Mid Cap Fund	100.00%
C. Other Information
Investors may obtain, without charge, a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766, or by calling a Fund at 866-260-9549 (toll free) or 312-557-5913 and on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30 is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the SEC's website at www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC website at www.sec.gov.

TRILLIUM MUTUAL FUNDS

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

June 30, 2024 (Unaudited)

Changes in and Disagreements with Accountants
Effective October 30, 2023, in connection with the Reorganizations, Tait, Weller & Baker LLP (“TW&B”) resigned as the independent registered public accounting firm to the Predecessor Funds. TW&B’s reports on the Predecessor Funds’ financial statements for the fiscal years ended June 30, 2022 and June 30, 2023 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Funds’ fiscal years ended June 30, 2022 and June 30, 2023 and interim period from July 1, 2023 through October 27, 2023, (i) there were no disagreements with TW&B on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TW&B, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Predecessor Funds’ financial statements for such fiscal years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On November 16, 2023, the Funds' Audit Committee approved the engagement and service fees of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for each Fund for the fiscal year ending June 30, 2024. PwC serves as the accounting firm for all funds in the Trust.
During the fiscal years ended June 30, 2022 and June 30, 2023 and interim period from July 1, 2023 through October 27, 2023, neither the Trust, the Predecessor Funds or anyone on their behalf consulted with PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Predecessor Funds' financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

TRILLIUM MUTUAL FUNDS

PROXY DISCLOSURES

June 30, 2024 (Unaudited)

Included on page 16 in the Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS

June 30, 2024 (Unaudited)

Included on page 25 in the Notes to Financial Statements.

TRILLIUM MUTUAL FUNDS

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

June 30, 2024 (Unaudited)

Prior to and at the December 14-15, 2023 meeting of the Board of Trustees, the Board requested, and the Adviser, and Trillium Asset Management, LLC (“Trillium,” the “Subadviser”) provided, both written and oral reports containing information and data relating to the consideration of: (i) the nature, extent, and quality of the services provided by the Adviser to the Funds, and by Trillium to the Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (the “Trillium Funds” or the “Funds”); (ii) the investment performance of the Funds, including the performance of the each Fund’s predecessor fund, as applicable1; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds, and by Trillium from its relationship with the Trillium Funds; (iv) the extent to which economies of scale are expected to be realized as the Funds grow; and (v) whether the proposed fee levels would reflect such economies of scale to the benefit of the Funds’ potential shareholders. The Trustees were assisted in their evaluation of the Investment Advisory Agreement and Investment Subadvisory Agreement (together, the “Advisory Agreements”) by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Board also relied substantially on materials previously provided in connection with the initial approval of the Trillium Funds' Advisory Agreements at meetings held in June and July 2023 (the “2023 Trillium Advisory Agreement Meeting Materials”).2 In reviewing the Advisory Agreements, the Trustees, including all the Independent Trustees, considered the following and other factors with respect to the Funds:
Nature, Extent and Quality of the Services
The Board examined the nature, extent, and quality of services to be provided to each Fund by the Adviser and to the Trillium Funds by Trillium. The Board noted that the Adviser is an indirect wholly owned subsidiary of Perpetual Limited. The Board considered the terms of the Advisory Agreements, information and reports provided by each of the Adviser and the Subadviser on its respective personnel and operations, the Adviser’s experience with the investment strategy and risks of each Fund, and Trillium’s experience with the investment strategy and risks of each Trillium Fund. The Board reviewed each of the Adviser and Subadviser’s investment philosophy and portfolio construction processes, compliance program, insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by each of the Adviser and Trillium, there had been no previously undisclosed (i) material compliance issues or concerns raised or encountered since the last approval of the Advisory Agreements or (ii) material compliance issues in the past two years with respect to the Funds. The Board then considered key risks associated with the Funds and ways in which those risks were expected to be mitigated. The Board expressed satisfaction with the quality, extent, and nature of the services provided by each of the Adviser and Trillium.
1 Each of the Trillium ESG Global Equity Fund and the Trillium ESG Small/Mid Cap Fund has a predecessor Fund which was reorganized into the Trust effective October 30, 2023.
2 The Board received materials relating to the initial approval of the Trillium Funds at the June 14-15, 2023 and July 26, 2023 Board meetings. At the December 14-15, 2023 meeting (the “Meeting”), the Board was asked to undertake an approval of the Trillium Funds’ Advisory Agreements in order to align their renewal schedule with the other series of the Trust. For purposes of considering the approval of the Trillium Funds’ Advisory Agreements, the Board was asked to rely on the 2023 Trillium Advisory Agreement Meeting Materials. The Adviser and Trillium confirmed that, while the previously provided information remained true and correct in all material respect and that neither the Adviser nor Trillium was aware of any developments that would preclude the Board from relying on the previously provided information for the purposes of its approvals, independent performance comparison information for the 12 months ended October 31, 2023 and expense comparison information as of June 30, 2023 was prepared by Broadridge Financial Solutions and provided to the Board at the Meeting.

TRILLIUM MUTUAL FUNDS

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

June 30, 2024 (Unaudited)

Performance and Profits
The Trustees reviewed performance information for the Funds, including each Fund’s one-year, three-year, five-year and ten-year periods (as available) ended on October 31, 2023. The Board considered a report prepared by an industry standard independent service provider, Broadridge Financial Solutions (the “Broadridge Report”), which presented comparisons of investment performance, expenses and fees of the Funds relative to their investment categories, competitor fund groups and broader benchmarks. The Trustees also relied on the proforma profitability analysis of the Trillium Funds for the twelve-month period ending December 31, 2023 previously provided to the Board at the June 2023 meeting. The analyses included details on income, direct expenses, staff costs, overhead, taxes, distribution related expenses and operating profit/loss. As part of the review of the profitability analyses, the Trustees also considered information provided by the Adviser related to its operating margin versus that of other investment advisers. The Trustees noted that, based on the information provided, the profits realized and/or to be realized were not excessive. Finally, the Trustees discussed potential adverse impacts to overall profitability as a result of current market conditions.
With respect to the Trillium ESG Global Equity Fund, the Board noted that the Fund’s Contractual Management Fee ranked nine out of nine among the Fund’s Expense Group. The Board further noted that the Fund’s Contractual Management Fee was 0.914% compared to a median Contractual Management Fee of 0.761% for the Expense Group. The Board next considered the Fund’s total expenses, after fee waivers and reimbursements, and noted that the Fund ranked nine out of nine among the Fund’s Expense Group and 346 out of 471 among the Fund’s Expense Universe. The Fund’s total expenses, after fee waivers and expense reimbursements, were 1.031% compared to a median total expense of 0.888% for the Expense Group and 0.900% for the Expense Universe. With respect to performance, the Board noted that the Fund was ranked 255 out of 359, 251 out of 336, 49 out of 286, and 28 out of 188 among the Fund’s Performance Universe over the one-, three-, five-, and ten-year periods ended October 31, 2023, respectively. The Fund’s returns were 6.850%, 4.810%, 8.320%, and 7.430% compared to a median return of the Performance Universe of 9.340%, 6.415%, 6.645%, and 6.200% over the one-, three-, five-, and ten-year periods ended October 31, 2023, respectively.
With respect to the Trillium ESG Small/Mid Cap Fund, the Board noted that the Fund’s Contractual Management Fee ranked five out of six among the Fund’s Expense Group. The Board further noted that the Fund’s Contractual Management Fee was 0.900% compared to a median Contractual Management Fee of 0.766% for the Expense Group. The Board next considered the Fund’s total expenses, after fee waivers and reimbursements, and noted that the Fund ranked six out of six among the Fund’s Expense Group and 236 out of 377 among the Fund’s Expense Universe. The Fund’s total expenses, after fee waivers and expense reimbursements, were 0.980% compared to a median total expense of 0.918% for the Expense Group and 0.920% for the Expense Universe. With respect to performance, the Board noted that the Fund was ranked 397 out of 409, 311 out of 374, and 299 out of 348 among the Fund’s Performance Universe over the one-, three-, and five-year periods ended October 31, 2023, respectively. The Fund’s returns were – 8.820%, 3.970%, and 4.500% compared to a median return of the Performance Universe of – 1.130%, 7.750%, and 6.590% over the one-, three-, and five-year periods ended October 31, 2023, respectively.
The Board then reviewed the expense caps that were in place for each of the Funds and noted that the Adviser had contractually agreed to waive fees and or reimburse expenses to limit total annual fund operating expenses through February 1, 2025.  After considering the comparative data, as described above, and as provided in the Board Materials, the Board concluded that the advisory fees and expense ratios were reasonable.
Economies of Scale
In considering the economies of scale for the Funds, the Board considered the marketing and distribution plans, capacity, and breakeven points for each of the Funds.
In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Trustee assigned different weights to various factors considered.

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Investment Subadviser

Trillium Asset Management, LLC

1 Congress St, Suite 3101

Boston, MA 02114

Investment Adviser

Perpetual Americas Funds Services

1 Congress St, Suite 3101

Boston, MA 02114

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199

Distributor

Perpetual Americas Funds Distributors, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

866-260-9549 (toll free) or 312-557-5913

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 of this Form N-CSR is filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(4) Not applicable.

(a)(5) The previous independent public accountant's letter is filed herewith.

(b) Certification pursuant to Rule 30a-2(b) is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Perpetual Americas Funds Trust

By:	/s/ Troy Sheets
Troy Sheets
Treasurer and Principal Financial Officer

Date:	September 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Weitz
Jonathan Weitz
President and Principal Executive Officer

Date:	September 4, 2024

By:	/s/ Troy Sheets
Troy Sheets
Treasurer and Principal Financial Officer

Date:	September 4, 2024